Fees Summary	Aug. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,496,995,000.00
Previously Paid Amount	0.00
Total Fee Amount	229,189.94
Total Offset Amount	0.00
Net Fee	$ 229,189.94
Final Prospectus	false